Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt

Note 7 – Long-Term Debt

Carrying amounts of the Company’s long-term debt and their related estimated fair values as of December 31, 2015 and December 31, 2014 are disclosed in the following table. The fair values of the revolving credit facility (including commercial paper) and the variable-rate Industrial Development Revenue Bonds (“IDRBs”) approximate their carrying values, as they are repaid quickly (in the case of credit facility borrowings) and have interest rates that reset frequently. They are categorized as Level 1 (quoted prices for identical financial instruments) within the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability, due to the Company’s ability to access similar debt arrangements at measurement dates with comparable terms, including variable rates. The fair values of debentures, senior notes, and fixed-rate IDRBs were determined utilizing a market-based valuation approach, where fair market values are determined based on evaluated pricing data, such as broker quotes and yields for similar securities adjusted for observable differences. Significant inputs used in the valuation generally include benchmark yield curves, credit ratings and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable. The market values of debentures and fixed-rate IDRBs are categorized as Level 2 (observable market inputs based on market prices of similar securities). The Centuri secured revolving credit and term loan facility and Centuri other debt obligations (not actively traded) are categorized as Level 3, based on significant unobservable inputs to their fair values. Since Centuri’s debt is not publicly traded, fair values for the secured revolving credit and term loan facility and other debt obligations were based on a conventional discounted cash flow methodology and utilized current market pricing yield curves, across Centuri’s debt maturity spectrum, of other industrial bonds with an assumed credit rating comparable to the Company’s.

December 31,	2015		2014
	Carrying Amount	Market Value	Carrying Amount	Market Value
(Thousands of dollars)
Debentures:
Notes, 4.45%, due 2020	$125,000	$130,273	$125,000	$133,403
Notes, 6.1%, due 2041	125,000	141,581	125,000	157,290
Notes, 3.875%, due 2022	250,000	253,600	250,000	262,030
Notes, 4.875%, due 2043	250,000	251,483	250,000	280,903
8% Series, due 2026	75,000	97,035	75,000	102,296
Medium-term notes, 7.59% series, due 2017	25,000	26,253	25,000	27,573
Medium-term notes, 7.78% series, due 2022	25,000	29,855	25,000	31,144
Medium-term notes, 7.92% series, due 2027	25,000	31,890	25,000	33,695
Medium-term notes, 6.76% series, due 2027	7,500	8,684	7,500	9,156
Unamortized discount and debt issuance costs	(6,137)		(6,604)

	901,363		900,896

Revolving credit facility and commercial paper	150,000	150,000	150,000	150,000

Industrial development revenue bonds:
Variable-rate bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Fixed-rate bonds:
5.25% 2003 Series D, due 2038	—	—	20,000	20,277
5.00% 2004 Series B, due 2033	—	—	31,200	31,223
4.85% 2005 Series A, due 2035	100,000	100,452	100,000	100,071
4.75% 2006 Series A, due 2036	24,855	25,130	24,855	25,399
Unamortized discount and debt issuance costs	(3,946)		(5,964)

	320,909		370,091

Centuri term loan facility	112,571	112,665	142,071	143,021
Unamortized debt issuance costs	(692)		(816)

	111,879		141,255

Centuri secured revolving credit facility	60,627	60,724	57,196	57,320
Centuri other debt obligations	25,901	26,059	31,128	31,127

	1,570,679		1,650,566
Less: current maturities	(19,475)		(19,192)

Long-term debt, less current maturities	$1,551,204		$1,631,374

In March 2015, Southwest amended its $300 million credit and commercial paper facility. The facility was previously scheduled to expire in March 2019, but was extended to March 2020. The Company will continue to use $150 million of the facility as long-term debt and the remaining $150 million for working capital purposes. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or an “alternate base rate,” plus in each case an applicable margin that is determined based on the Company’s senior unsecured debt rating. At December 31, 2015, the applicable margin is 1% for loans bearing interest with reference to LIBOR and 0% for loans bearing interest with reference to the alternative base rate. At December 31, 2015, $150 million was outstanding on the long-term portion of the credit facility, including $50 million in commercial paper (see commercial paper program discussion below). The effective interest rate on the long-term portion of the credit facility was 1.45% at December 31, 2015. Borrowings under the credit facility ranged from none during the second quarter of 2015 to a high of $180 million during the fourth quarter of 2015. With regard to the short-term portion of the credit facility, there was $18 million outstanding at December 31, 2015 and $5 million outstanding at December 31, 2014. (See Note 8 – Short-Term Debt).

The Company has a $50 million commercial paper program. Any issuance under the commercial paper program is supported by the Company’s current revolving credit facility and, therefore, does not represent additional borrowing capacity. Any borrowing under the commercial paper program will be designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2015, and as noted above, $50 million was outstanding on the commercial paper program. The effective interest rate on the commercial paper program was 1.01% at December 31, 2015.

In May 2015, the Company redeemed at par the $31.2 million 5.00% 2004 Series B IDRBs originally due in 2033. The Company facilitated the redemption primarily from cash on hand and borrowings under its $300 million credit facility.

In September 2015, the Company redeemed at par the $20 million 5.25% 2003 Series D IDRBs originally due in 2038. The Company facilitated the redemption primarily from cash on hand and borrowings under its $300 million credit facility.

Centuri has a $300 million secured revolving credit and term loan facility that is scheduled to expire in October 2019. This facility includes a revolving credit facility and a term loan facility. The term loan facility had an initial limit of approximately $150 million, which was reached in 2014 and is in the process of being repaid. No further borrowing is permitted under the term loan facility. In January 2016, administrative amendments were made to the revolving credit and term loan facility with no impact to borrowing capacity, due dates, or interest provisions. The revolving credit facility has a limit of $150 million; amounts borrowed and repaid under the revolving credit facility are available to be re-borrowed. The revolving credit and term loan facility is secured by substantially all of Centuri’s assets except ones explicitly excluded under the terms of the agreement (including owned real estate and certain certificated vehicles). Centuri assets securing the facility at December 31, 2015 totaled $437 million.

Interest rates for Centuri’s $300 million secured revolving credit and term loan facility are calculated at the LIBOR, the Canadian Dealer Offered Rate (“CDOR”), or an alternate base rate or Canadian base rate, plus in each case an applicable margin that is determined based on Centuri’s consolidated leverage ratio. The applicable margin ranges from 1.00% to 2.25% for loans bearing interest with reference to LIBOR or CDOR and from 0.00% to 1.25% for loans bearing interest with reference to the alternate base rate or Canadian base rate. Centuri is also required to pay a commitment fee on the unfunded portion of the commitments based on the consolidated leverage ratio. The commitment fee ranges from 0.15% to 0.40% per annum. Borrowings under the revolving credit facility ranged from a low of $60.6 million during December 2015 to a high of $105.2 million during May 2015. All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 2.46% at December 31, 2015.

The effective interest rates on the variable-rate IDRBs are included in the table below:

	December 31, 2015	December 31, 2014
2003 Series A	0.87%	0.85%
2008 Series A	0.87%	0.90%
2009 Series A	0.75%	0.89%
Tax-exempt Series A	0.81%	0.84%

In Nevada, interest fluctuations due to changing interest rates on the 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from ratepayers through an interest balancing account.

Estimated maturities of long-term debt for the next five years are (in thousands):

2016	$19,475
2017	42,245
2018	14,906
2019	142,452
2020	275,238

No debt instruments have credit triggers or other clauses that result in default if Company bond ratings are lowered by rating agencies. Certain Company debt instruments contain securities ratings covenants that, if set in motion, would increase financing costs. Certain debt instruments also have leverage ratio caps and minimum net worth requirements. At December 31, 2015, the Company is in compliance with all of its covenants. Under the most restrictive of the covenants, the Company could issue approximately $2.2 billion in additional debt and meet the leverage ratio requirement. The Company has at least $1 billion of cushion in equity relating to the minimum net worth requirement.

Certain Centuri debt instruments have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2015, Centuri is in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue approximately $75 million in additional debt and meet the leverage ratio requirement. Centuri has at least $15 million of cushion relating to the minimum fixed charge ratio coverage requirement.

Early Adoption of Accounting Standards Update (“ASU”) No. 2015-03. As of December 31, 2015, the Company adopted FASB ASU No. 2015-03 “Interest-Imputation of Interest (subtopic 835-30)”. To simplify presentation of debt issuance costs, the amendments in this update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The adoption of this update is considered a change in an accounting principle. Upon adoption, the 2014 amounts in the Consolidated Balance Sheets were restated for Long-term debt (from $1,637,592,000 to $1,631,374,000), Deferred charges and other assets (from $478,625,000 to $472,579,000), and Prepaids and other current assets (from $99,975,000 to $99,803,000). The 2014 amounts in the debt listing table for unamortized discount and debt issuance costs for debentures and IDRBs previously included only amounts associated with unamortized discount, ($5,223,000) for debentures and ($1,943,000) for IDRBs. The difference between the associated figures in the debt listing table and these figures are amounts associated with unamortized debt issue costs reclassified in accordance with the update.

In a related update, the SEC provided guidance that for line-of-credit (“LOC”) arrangements, companies could elect to present debt issuance costs within assets, regardless of whether there is an outstanding balance on such borrowings. Making such an election may make presentations less confusing as net negative balances would otherwise result in cases when there are no outstanding LOC borrowings but associated issuance costs are still being amortized. Therefore, for LOC arrangements, such as Southwest’s revolving credit facility and Centuri’s secured revolving credit portion of its facility, the Company has elected, as permitted, to continue to recognize unamortized debt issuance costs within its asset categories and no such amounts have been reclassified. The unamortized debt issuance costs associated with the term loan portion of Centuri’s $300 million facility, ($816,000), have been reclassified as a deduction from the related 2014 debt balance. The debt listing table has been updated to reflect these changes based on the elections made.